UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2018 (January 11, 2018)

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2018, IRESI Vernon Hills Commons, L.L.C. (the “Commons Subsidiary”), an indirect wholly owned subsidiary of Inland Residential Properties Trust, Inc. (the “Company”) which owns a fee simple interest in an apartment community known as Commons at Town Center, located in Vernon Hills, Illinois, entered into a First Amended and Restated Mezzanine Promissory Note (the “Amended Note”) in favor of Parkway Bank and Trust Company, effective December 29, 2017. The Amended Note is issued, in part, in exchange and replacement for, the original promissory note relating to the mezzanine loan (the “Loan”) that is secured by a pledge of the interest of Inland Residential Operating Partnership, L.P. in the Commons Subsidiary and all the proceeds of the foregoing. The Company reported the Loan’s creation in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2017.

The Amended Note, among other things, extends the maturity date of the Loan to January 3, 2019 and reduces the Loan’s outstanding principal balance from $9,200,000 to $3,500,000 to reflect principal payments made by the Commons Subsidiary. The Loan continues to bear interest at a fixed rate equal to 5.40% per annum.

The information set forth above in this Item 1.01 does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended Note attached to this Current Report as Exhibit 10.1, which is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	First Amended and Restated Mezzanine Promissory Note, dated December 29, 2017, by IRESI Vernon Hills Commons, L.L.C. for the benefit of Parkway Bank and Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	January 12, 2018	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title:	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amended and Restated Mezzanine Promissory Note, dated December 29, 2017, by IRESI Vernon Hills Commons, L.L.C. for the benefit of Parkway Bank and Trust Company

4